UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant 
Filed by a party other than the registrant 

Check the appropriate box:

	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	☑	No fee required.

		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
	Fee paid previously with materials.

	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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WOA All Asset I

Class I Shares (Symbol: WOAIX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

July 6, 2023

Dear Shareholder:

The enclosed Proxy Statement contains information about the upcoming special meeting (the “Meeting”) of the shareholders of WOA All Asset I (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on August 3, 2023, at the Winter Park offices of Pathstone Family Office, LLC, (the “Adviser” or “Pathstone”) at 145 Lincoln Avenue, Winter Park, FL 32789. Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved the proposal. The Board recommends that shareholders vote FOR the proposal.

Pathstone serves as the Fund’s investment adviser. As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

On May 15, 2023, Kelso & Company (“Kelso”), through various investment vehicles it controls, acquired a minority interest in Pathstone Holdings, LLC, the parent company of the Adviser (the “Transaction”). As a result of the Transaction, Kelso indirectly owns approximately 38% of Pathstone while existing investors Pathstone management, collectively, and Lovell Minnick Partners now own directly or indirectly approximately 24% and 38%, respectively, of the Adviser. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

As a result of the Transaction, the Fund’s investment advisory agreement with the Adviser (the “Old Advisory Agreement”) was deemed to have been automatically terminated. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Fund, requires investment advisory agreements to terminate automatically in the event of an assignment of the agreement. Since May 15, 2023 (the “Closing Date”), Pathstone has continued to manage the Fund pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the Closing Date. At a meeting held on April 18, 2023, the Board of Trustees of the Trust (the “Board”) unanimously approved the Interim Advisory Agreement and a new investment advisory agreement between the Adviser and the Trust with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by shareholders. Therefore, in order to help ensure that the Fund’s investment program continues uninterrupted, we are asking you to approve the New Advisory Agreement to allow the Adviser to continue to serve as the Fund’s investment adviser following expiration of the Interim Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and conditions and advisory fee rate to those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions will not change as a result of the Transaction nor is it expected that the investment advisory personnel who currently manage the Fund will change because of the Transaction.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board of Trustees has unanimously approved the New Advisory Agreement and recommends that shareholders of the Fund vote “FOR” the New Advisory Agreement described in the proxy statement.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Should you have any questions, please feel free to call us at 1-855-754-7935. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust II

WOA All Asset I

Class I Shares (Symbol: WOAIX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 3, 2023

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of WOA All Asset I (the “Fund”), a series of the Trust, to be held at the Winter Park offices of Pathstone Family Office, LLC, at 145 Lincoln Avenue, Winter Park, FL 32789 at 10:00 am, Eastern Time and via conference call, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Pathstone Family Office, LLC, (the “New Advisory Agreement”), the investment adviser to the Fund; and
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 30, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

If you plan to attend the Meeting in person, you will have the opportunity to vote at the Meeting. If you plan to attend the Meeting via conference call, you may vote during the course of the Meeting via the Internet or by telephone only. However, if you are unable to attend the Meeting either in person or via conference call, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote prior to or at the Meeting even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting during the course of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 3, 2023.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at http://www.proxyvote.com.

By Order of the Board of Trustees

Kevin Wolf

President

Northern Lights Fund Trust II

July 6, 2023

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on August 3, 2023 (the “Meeting”)?
A.	At the Meeting, shareholders will be voting on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Northern Lights Fund Trust II (the “Trust”) on behalf of the Fund and Pathstone Family Office, LLC (the “Adviser”).

Q.        Has the Board of Trustees of the Trust approved the Proposal?

A.	At an in-person meeting of the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) held on April 18, 2023, the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for the Fund.

Q.        Why am I being asked to vote on the Proposal?

A.	The Adviser serves as the Fund’s investment adviser. As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

On May 15, 2023 (the "Closing Date"), Kelso & Company (“Kelso”), through various investment vehicles it controls, acquired a minority interest in Pathstone Holdings, LLC, the parent company of the Adviser (the “Transaction”). As a result of the Transaction, Kelso indirectly owns approximately 38% of Pathstone while existing investors Pathstone management collectively and Lovell Minnick Partners now own directly or indirectly approximately 24% and 38%, respectively, of the Adviser. In connection with the Transaction, the existing investors received aggregate closing cash payments of approximately $489,161,000 after taking into account expenses and adjustments. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

The Transaction resulted in an indirect change of control of the Adviser (the “Change of Control”) that may be deemed an “assignment” as defined by the 1940 Act. To allow the Adviser to continue serving as the investment adviser to the Fund without any interruption following termination of the Old Advisory Agreement, the Board approved an interim investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreement will be no greater than 150 days. The Interim Advisory Agreement took effect following the termination of the Old Advisory Agreement on the Closing Date and will automatically terminate upon the approval of shareholders of the Fund of the New Advisory Agreement.

Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Fund under the New Advisory Agreement only if the agreement is approved by the Independent Trustees and shareholders of the Fund. Therefore, in order to help ensure that the Fund’s investment program continues uninterrupted, shareholders of the Fund are being asked to approve the New Advisory Agreement to allow the Adviser to continue to serve as the Fund’s investment adviser following expiration of the Interim Advisory Agreement.

The Proxy Statement provides additional information about the Adviser and the Proposal. The New Advisory Agreement will become effective for the Fund upon the approval of the agreement by shareholders of the Fund.

Q.        How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the Proposal.

Q.        Why is the Board recommending that I approve the Proposal?

A.	The Board recommends that you approve the Proposal (i) to ensure that the operation of your Fund can continue without any interruption and so the Adviser can continue to provide your Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking alternatives.

Q.        What will happen if shareholders do not approve the New Advisory Agreement?

A.	If the New Advisory Agreement is not approved by shareholders, the Board will consider what additional actions to take as it deems to be in the best interests of the Fund and its shareholders, which could include continuing to solicit approval of a new investment advisory agreement.

Q.        How will the Transaction affect me as a Fund Shareholder?

A.	Your Fund and its investment objective and strategies will not change as a result of the Transaction, and you will still own the same number of shares of the Fund. The terms of the New Advisory Agreement are identical to the terms of the Old Advisory Agreement, except for dates of execution and effectiveness and the term, and the Interim Advisory Agreement, except for dates of execution and effectiveness, the term and escrow provisions required by Rule 15a-4. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rate charged under the New Advisory Agreement is identical to the advisory fee rate under the Old Advisory Agreement and Interim Advisory Agreement. The portfolio managers and key investment personnel of the Adviser who are involved in managing the Fund are not expected to change as a result of the Transaction. In addition, the Trustees will continue in office after the Closing Date.
Q.	Will the Fund’s name change?
A.	No. The Fund’s name will not change as a result of the Transaction.
Q.	Will the fee rate payable under the New Advisory Agreement increase as a result of the Transaction?
A.	No. The Proposal does not seek any increase in fee rate. Additionally, the Adviser has contractually agreed to maintain the current operating expense limit pursuant to a new operating expense limitation agreement (with identical terms to the current expense limitation Agreement except term), which will remain in effect until at least June 30, 2025.
Q.	Are there any material differences between the terms of the Old Advisory Agreement and the New Advisory Agreement?
A.	No. There are no material differences between the terms of the Old Advisory Agreement and the New Advisory Agreement, other than the effective and termination dates.
Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.	No. The Fund or its shareholders will not bear any of these costs. The Adviser or its parent company have agreed to pay for all costs for this proxy solicitation.
Q.	Why are you sending me this information?
A.	You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on this very important Proposal concerning your investment.
Q.	Who is entitled to vote?
A.	If you owned shares of the Fund as of the close of business on June 30, 2023 (the “Record Date”), you are entitled to vote.
Q.	How do I vote my shares?
A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on August 2, 2023.

Q.	What vote is required to approve the Proposal?
A.	Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.
Q.	What happens if I sign and return my proxy card but do not mark my vote?
A.	Your proxy will be voted FOR the proposal.
Q.	May I revoke my proxy?
A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).
Q.	How can I obtain a copy of the Fund’s annual report?
A.	If you would like to receive a copy of the latest annual report for the Fund, please call 1-855-754-7935, write to the Fund at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE, 68022. If the Fund has issued an annual report, the report will be furnished free of charge.
Q.	Whom should I call for additional information about this Proxy Statement?
A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Broadridge at 1-800-690-6903.
Q.	Where and when will the Meeting be held?
A.	The Meeting will be held at the offices Winter Park offices of Pathstone Family Office, LLC, (the “Adviser” or “Pathstone”) at 145 Lincoln Avenue, Winter Park, FL 32789, on August 3, 2023, at 10:00 am (Eastern Time).

VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration Valid Signature

A. 1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

WOA All Asset I

Class I Shares (Symbol: WOAIX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of WOA All Asset I (the “Fund”), a series of the Trust, at the Winter Park offices of Pathstone Family Office, LLC,, at 145 Lincoln Avenue, Winter Park, FL 32789 on August 3, 2023 at 10:00 am, Eastern Time and via conference call, and any adjournment or postponement of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Pathstone Family Office, LLC, (the “New Advisory Agreement”), the investment adviser to the Fund (the “Proposal”); and
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The date of the first mailing of this Proxy Statement will be on or about July 14, 2023. Only shareholders of record at the close of business on June 30, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

The Shareholder Meeting to be Held on August 3, 2023:

This proxy statement is available at www.proxyvote.com, or by contacting the Fund at 1-855-754-7935. To obtain directions to attend the Meeting, please call the Fund at 1-855-754-7935. To obtain the conference line for the Meeting, email clientserviceteam@wateroak.com. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-855-754-7935 or write to:

WOA All Asset I

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

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SUMMARY OF PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Pathstone family office, llc

Background

Pathstone Family Office, LLC (the “Adviser”) serves as the Fund’s investment adviser serves as the Fund’s investment adviser under an interim investment advisory agreement between the Adviser and Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund (the “Interim Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

On May 15, 2023 (the “Closing Date”), Kelso & Company (“Kelso”), through various investment vehicles it controls, acquired a minority interest in Pathstone Holdings, LLC, the parent company of the Adviser (the “Transaction”). As a result of the Transaction, Kelso indirectly owns approximately 38% of Pathstone while existing investors Pathstone management, collectively, and Lovell Minnick Partners now own directly or indirectly approximately 24% and 38%, respectively, of the Adviser. In connection with the Transaction, the existing investors received aggregate closing cash payments of approximately $489,161,000 after taking into account expenses and adjustments.

The Transaction did result in an indirect change of control of the Adviser (the “Change of Control”) that may be deemed an “assignment” as defined by the 1940 Act. Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, prior to the Closing Date contained a provision that the agreement would automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control was deemed an assignment of the Old Advisory Agreement, triggering its automatic termination.

To allow the Adviser to continue serving as the investment adviser to the Fund without any interruption following termination of the Old Advisory Agreement, the Board approved the Interim Advisory Agreement which meets the requirements of Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement took effect upon the termination of the Old Advisory Agreement on the Closing Date and will automatically terminate upon the approval of shareholders of the Fund of the New Advisory Agreement. Under the Interim Advisory Agreement, the Adviser is permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement are identical to the terms of the Old Advisory Agreement, except for dates of execution and effectiveness, the term and certain escrow provisions. Fees payable under the Interim Advisory Agreement are no greater than would have been paid under the Old Advisory Agreement. The Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of the Fund approve the New Advisory Agreement, which would become effective and replace the Interim Advisory Agreement.

To continue to provide for continuity in the operation of the Fund, you are being asked to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”).

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and for the same fees as the Old Advisory Agreement and, except for the escrow provisions, the Interim Advisory Agreement.

The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser and the portfolio managers and key investment personnel who manage the Fund are expected to continue to do so after the Transaction. Additionally, there will be no changes to the Fund’s investment strategies or the investment processes used by the portfolio managers as a result of the Transaction. The composition of the Board will not be changed as a result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

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If the New Advisory Agreement is not approved by shareholders, the Board will consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

Pathstone, 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631, is the Fund’s current investment adviser. Pathstone is indirectly wholly owned by Pathstone Holdings, LLC, which is further owned by various investment vehicles controlled by Lovell Minnick Partners, LLC (38%), various investment vehicles controlled by Kelso & Company (38%), and certain employees and clients of Pathstone (24%). As of December 31, 2022, Pathstone manages a total of $38,979,084,290 in assets.

Jeffrey L. Scanga and Hunter Starkey are the portfolio managers responsible for the day-to-day management of the Fund.

Jeffrey L. Scanga, CIPM, in his role as Associate Director at the Adviser, serves as the primary trader for the Fund’s strategy. He has been with the Fund’s prior investment advisers, Water Oak Advisors since October 2011 and Eaton Vance WaterOak Advisors (“EVWOA”) since 2020. His educational background consists of an MBA from Rollins College and a B.S. in Finance from University of Central Florida. Mr. Scanga holds the Certificate in Investment Performance Measurement™ designation.

Hunter Starkey, in his role as a Senior Associate at the Adviser, serves as one of the traders for the strategy. He has been with the Fund’s prior investment adviser EVWOA since June 2021. Prior to joining EVWOA, Mr. Starkey served as a tax preparer and junior accountant at HMS Certified Public Accountants from 2016 to 2018 and from 2018 to 2021 was a Wealth Management Associate at Trivergent Trust Company. Mr. Starkey graduated in May 2015 with a B.A. in Finance from the University of Miami.

The names and titles and principal occupations of the current principal executive officers of Pathstone are set forth below. The address of each such person is 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631.

Name	Title
Steven Braverman	Co-Chairman
Allan Zachariah	Co-Chairman
Matthew Sher	Chief Technology Officer
Matthew Fleissig	Chief Executive Officer
Lisandra Wilmott	Chief Compliance Officer, General Counsel
David Scarpello	Chief Financial Officer

No officers or directors of the Trust hold positions with Pathstone. Further, Pathstone does not advise any other registered funds with a similar investment objective as the Fund.

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Comparison of the Advisory Agreements

The terms of the New Advisory Agreement are substantially similar in all material respects to those of the Old Advisory Agreement, and the only differences are the dates of execution and effectiveness and the term. Under the terms of the Old Advisory Agreement and the New Advisory Agreement, the adviser is entitled to receive an annual fee from the Fund equal to 1.00% of the Fund's average daily net assets. The New Advisory Agreement does not increase the management fee.

As the investment adviser to the Fund, subject to the Board’s oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Fund's investment policies and guidelines. The Old Advisory Agreement, dated July 15, 2022, was approved by the Fund’s shareholders on July 15, 2022, and was initially approved by the Board at a meeting held on April 20, 2022.

The Old Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually with respect to such by the Board or by the vote of a majority of the outstanding voting securities of the Fund; provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not parties to the New Advisory Agreement or interested persons of either party thereto. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the adviser or the Board on not more than sixty days' notice.

Under the Old Advisory Agreement, the aggregate fees paid to the Adviser before and after waivers or reimbursements for the Fund’s most recent fiscal year were as follows:

	Advisory Fee	Recoupment (Waiver)	Advisory Fee after Waiver
Fiscal Year Ended February 28, 2023	$1,083,334	$0	$1,083,334

The Fund made no other material payments to the Adviser or the Fund’s prior adviser or any current or prospective affiliate of either of the foregoing during the Fund’s most recent fiscal year.

The form of New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Expense Limitation Agreement

Pursuant to an interim operating expense limitation agreement (the “Interim OELA”), Pathstone has contractually agreed to waive its fee and reimburse the Fund’s expenses through the life of the Interim OELA, so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 1.50% of the Fund’s average net assets for Class I shares. Pathstone will enter into a new operating expense limitation agreement (the “New OELA”), if the New Advisory Agreement is approved by shareholders, which is substantially similar to the OELA, except that the New OELA will be extended to June 30, 2025. As with the Interim OELA, under the New OELA, Pathstone would be permitted to seek reimbursement from the Fund, subject to limitations, for fees waived by it and Fund expenses it pays pursuant to the New OELA, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded,

9

after the reimbursement has been taken into account. The Fund is currently operating below the 1.50% expense cap. There are currently no outstanding expense waivers subject to recoupment.

Evaluation by the Board of Trustees

At a meeting held on April 18, 2023 (the “Meeting”), the Board, including the Independent Trustees considered the approval of (i) the Interim Advisory Agreement for a period ending on the earlier of 150 days from the Closing Date (October 12, 2023) or when shareholders of the Fund approve the New Advisory Agreement, and (ii) the New Advisory Agreement, for an initial two-year term, renewable annually thereafter (collectively, the Interim Advisory Agreement and the New Advisory Agreement are referred to herein as the “Advisory Agreements”).

In advance of the Meeting, the Board requested and received materials to assist it in considering the Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreements, a memorandum prepared by the Independent Trustees’ independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors it should assess in considering the approval of the Advisory Agreements, and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence questionnaires completed by Pathstone, descriptions of the Transaction in the questionnaire response, Pathstone’s Form ADV, select financial information of Pathstone, bibliographic information regarding Pathstone’s key management and investment advisory personnel, and comparative fee, expense and performance information relating to the Fund and other pertinent information. This information included reports prepared by Broadridge Financial Solutions (“Broadridge”) comparing the Fund’s historic performance and fees and expenses with the Fund’s Morningstar category and a peer group selected by Broadridge (the “Broadridge Report”). The Board also engaged in conversations directly with representatives of Pathstone at the Meeting discussing, among other things, the terms, conditions, and expected timing of the Transaction and the reasons that Kelso and Pathstone were undergoing the Transaction.

In connection with the Board’s review of the Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

  No material changes are currently contemplated and no diminution is anticipated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its shareholders by the Adviser.
  All of the key investment advisory personnel of the Adviser who currently assist in the management of the Fund are expected to continue to do so after the Transaction.
  The terms and conditions of the Advisory Agreements, including the Fund’s contractual fee rate, are the same as the Old Advisory Agreement, except for dates of execution and effectiveness, term, and, in the case of the Interim Advisory Agreement, certain escrow provisions.
  In addition, the current operating expense limit for the Fund will remain in effect until at least June 30, 2025.
  The Fund will continue to receive the benefit of the strong compliance culture and financial resources of Pathstone following the Transaction.
  Pathstone has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing.

Based on its evaluation of the information provided by the Adviser, in conjunction with information provided by the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Advisory Agreements with respect to the Fund. The Independent Trustees were advised by

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counsel that is experienced in 1940 Act matters and that is independent of fund management. The Independent Trustees met with such counsel separately from fund management.

In considering the approval of the Advisory Agreements and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements. The following summarizes the Board’s review process and the information on which its conclusions were based:

Nature, Extent and Quality of the Services. The Board considered the Adviser’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership and reputation. The Board also considered: the capabilities, resources, and personnel of the Adviser, in order to determine whether the Adviser is capable of continuing to provide at least an equivalent level of investment management services currently provided to the Fund. The Board also reviewed information provided by Pathstone related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Advisory Agreement.

Based on its review of materials prepared for the Meeting, the Board considered the experience and qualifications of the personnel of the Adviser who will be responsible for continuing to provide services to the Fund. The Board noted that none of the portfolio managers and other key investment personnel managing the Fund are expected to change as a result of the Transaction, and that the investment process and day-to-day operations of the Fund were not expected to change.

The Board concluded that the Adviser will be capable of continuing to provide investment advisory services at least equivalent to the same high quality as the investment advisory services currently provided to the Fund.

Performance. The Board considered that all of the portfolio managers and other key investment personnel currently managing the Fund are expected to continue to do so following the Transaction. The Board then discussed the Broadridge Report and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three-year, five year and since inception periods ended March 31, 2023. The Board noted that for the three-year, five year and since inception periods, the Fund had underperformed its peer group median, Morningstar category median and benchmark although in each case the Fund had positive performance. The Board noted that for the one-year period the Fund had outperformed its peer group median, slightly outperformed its Morningstar category median but underperformed its benchmark. The Board then discussed the underperformance of the Fund versus its benchmark, the Blended 60/40 Index which is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index Net (USD) and 40% Bloomberg Barclays Global Aggregate Bond Index, for all periods noting that effective March 1, 2019, the Fund had changed its primary benchmark to the Blended 60/40 Index which replaced the MSCI All Country World Index as the Fund’s primary broad-based index. While the Fund underperformed its peer group median, Morningstar category median and benchmark for longer periods ended March 31, 2023, the Board concluded that recent performance was acceptable and that the current strategy was expected to benefit the Fund and its shareholders in the long-term.

Fees and Expenses. The Board considered that the New Advisory Agreement is the same as the Old Advisory Agreement and Interim Advisory Agreement, except for dates of execution and effectiveness and the term and, in the case of the Interim Advisory Agreement, certain escrow provisions, and that the Fund’s contractual fee rate will be identical for the Fund. The Board also noted that the Adviser has contractually agreed to maintain the current operating expense limit pursuant to a new operating expense limitation agreement (with identical terms to the current interim operating expense limitation agreement but for term), which will remain in effect until June 30, 2025, whereby it will waive a portion of its advisory fees or reimburse expenses so that the Fund does not exceed its operating expense limitation. The Board noted, however, that the Fund is currently operating below the 1.50% expense limit. The Board also reviewed and discussed the advisory fee and total operating expenses of the Fund as

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compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the 1.00% advisory fee is the same as the peer group median and slightly above the Morningstar category median. In light of these comparisons, the Board concluded that, based on the Adviser’s experience, expertise and services provided to the Fund, the advisory fee charged by the Adviser was not unreasonable and that the extension of the Fund’s current expense limitation under the new operating expense limitation agreement would be beneficial to shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on profitability reports and profitability analyses provided by the Adviser. The Board also reviewed the selected financial information of the Adviser as provided by the Adviser. After review and discussion, the Board concluded that the anticipated profit from the Adviser’s relationship with the Fund was not excessive relative to the experience of the Adviser and the nature and quality of the services performed by the Adviser. The Board considered the Adviser’s representation that it anticipates profitability for the Adviser under the New Advisory Agreement to be similar to profitability for the Adviser during recent periods. The Board noted that it would have the opportunity to give further consideration to the Adviser’s profitability with respect to the Fund at the end of the initial two-year term of the New Advisory Agreement.

Economies of Scale. As to the extent to which the Fund would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth, and concluded that any material economies of scale would likely not be achieved in the near term.

Other Considerations. In approving the Advisory Agreements, the Board considered that the Adviser will be making a commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders and that has previously been provided to the Fund. The Board also considered that the Adviser has undertaken to make a commitment to the management and success of the Fund, and to employ its resources in an effort to both maintain and grow the Fund. The Board also considered that the Fund will continue to receive the benefit of the strong compliance culture and financial resources of Pathstone following the Transaction.

Conclusions. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the Advisory Agreements are not unreasonable; (b) the investment advisory fee payable pursuant to the Advisory Agreements is not unreasonable; and (c) the Advisory Agreements are each in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Information about the Interim Advisory Agreement

As discussed above, at the Meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement. To assure continuity of advisory services, the Interim Advisory Agreement took effect upon the Closing Date of the Transaction.

The terms of the Interim Advisory Agreement are identical to those of the Old Advisory Agreement and the New Advisory Agreement, except for dates of execution and effectiveness, the term and certain escrow provisions described below. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Old Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”), which is October 12, 2023, or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in

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an interest-bearing escrow account. If shareholders of the Fund approve the New Advisory Agreement by the end of the 150-day period (October 12, 2023) with respect to the Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If shareholders of the Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Trust’s Board of Trustees or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on ten calendar days written notice to the Adviser.

Section 15(f) of the 1940 Act

The Transaction involves the partial sale of Pathstone Holdings, the Adviser’s parent company, to Kelso & Company. The Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount of compensation or benefit in connection with a sale of an interest in an investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that it will use its reasonable best efforts to ensure that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period after a transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or the predecessor investment adviser. At the present time, at least 75% of the Trustees are classified as Independent Trustees. The Adviser has confirmed for the Board that it will use its reasonable best efforts to ensure that for a period of three years following the Closing, at least 75% of the members of the Board will not be interested persons of Pathstone.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Fund. Like other mutual funds, the Fund retains various firms to perform specialized services. Pathstone currently serves as the Fund’s investment adviser.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Solutions, LLC, provides the Fund with transfer agent, accounting and administrative services.

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The most recent annual report of the Fund, including audited financial statements for the fiscal year ended February 28, 2023, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-907-3233 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written or telephonic notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 6,312,012.0950 shares of beneficial interest of the Fund issued and outstanding. There were 6,312,012.0950 of Class I shares outstanding of the Fund.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of “a majority of the outstanding voting securities” of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, “a majority of the outstanding voting securities” of a fund means the vote of (1) 67% or more of the voting securities of the fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against Proposal 1 because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

The record owners of more than 5% of the outstanding shares of the Fund as of the record date (June 30, 2023) are listed in the following table.

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Name of Shareholder	% Of Share Class Owned

Class I Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	17.37%
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	11.20%

Shareholders beneficially owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of the Record Date, no Trustees or their respective immediate family members, owned any securities beneficially or of record of, or have any other material direct or indirect interest in Pathstone, Kelso, or the parents or subsidiaries of either, or any of their respective affiliates.

AFFILIATED BROKER COMMISSIONS

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or the Adviser.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust II, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions (“Broadridge”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Broadridge are approximately between $7,180 and $7,783. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request

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banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust or the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

ADJOURNMENT AND POSTPONEMENT

In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of the Fund in favor of Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1. The Board also may, prior to the Meeting being convened, postpone the Meeting from time to time. The costs of any such additional solicitation and of any adjourned or postponed session will be borne by the Adviser.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: WOA All Asset I c/o Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-800-690-6903 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-855-754-7935, or write the Fund at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

Pathstone Family Office, LLC

AGREEMENT, made as of [DATE], 2023 between Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust"), and Pathstone Family Office, LLC (the “Adviser”), a Delaware Limited Liability Company (the "Adviser"), located at 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities, including derivative instruments, such as futures and options on futures, as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities, including derivative instruments, such as futures and options on futures, to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities, including derivative instruments, such as futures and options on futures, from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

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The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and

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the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, including derivative instruments, such as futures and options on futures, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

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2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Borrowings. All expenses incurred in connection with the Fund’s use of borrowings or a line of credit.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

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3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of

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ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

11.1 Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

11.2 The Trust expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the Trustees of the Adviser and the shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee or shareholder of the Adviser.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by

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which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date executed, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any

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claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ____________________________

Name: Kevin Wolf

Title: President

PATHSTONE FAMILY OFFICE, LLC

By:_____________________________

Name:

Title:

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
WOA All Asset I	1.00%

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ULTIMUS FUND SOLUTIONS
80 ARKAY DRIVE, SUITE 110
HAUPPAUGE, NY 11788

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20285-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date